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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 25, 2006
                Date of Report (Date of earliest event reported)


                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

               000-23575                            77-0446957
       (Commission File Number)          (IRS Employer Identification No.)


                                 445 PINE AVENUE
                         GOLETA, CALIFORNIA  93117-3474

                                 (805) 692-5821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 25, 2006, at the Annual Meeting of Shareholders of Community West Bancshares (the "Company") the shareholders of the Company approved the adoption of the Community West Bancshares 2006 Stock Option Plan (the "Plan"), as previously approved by the board of directors of the Company. The Plan provides for the issuance of up to 500,000 shares of the Company's common stock to directors, officers and key employees of the Company and its wholly owned subsidiary, Community West Bank. The Company's 1997 Stock Option Plan (the "1997 Plan") will expire on its stated termination date of January 23, 2007.
The Plan is necessary if the Company is to be able to grant stock options after that date. The Plan provides for the grant of incentive stock options as permitted under Section 422 of the Internal Revenue Code and for the grant of non-qualified stock options. The Plan will terminate by its terms on March 23, 2016.

     A copy of the Plan is filed as Exhibit 10.1 hereto to and incorporated herein by reference.

ITEM 8.01.     OTHER EVENTS

     At the Annual Meeting of Shareholders held on May 25, 2006, in addition to approving the Plan described under Item 1.01 above, the shareholders elected the following eight (8) persons to the Company's board of directors:

                    Robert H. Bartlein      William R. Peeples
                    Jean W. Blois           James R. Sims, Jr.
                    John D. Illgen          Kirk B. Stovesand
                    Lynda J. Nahra          C. Richard Whiston


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    EXHIBITS

EXHIBIT NO.                                  DESCRIPTION
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10.1         Community West Bancshares 2006 Stock Option Plan.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  May 31, 2006

                                 COMMUNITY WEST BANCSHARES



                                 By: /s/ Charles G. Baltuskonis
                                    --------------------------------
                                        Charles G. Baltuskonis
                                 Title: Executive Vice President and
                                          Chief Financial Officer


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
                                  EXHIBIT INDEX


EXHIBIT NO.                                  DESCRIPTION
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10.1         Community West Bancshares 2006 Stock Option Plan, effective March
             23, 2006.


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